Exhibit 10.2

                                    GUARANTY

                  This GUARANTY, dated as of July 15, 2002 (this "Guaranty"), is by BARNEYS NEW YORK, INC., a Delaware corporation (the "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (with its successors and permitted assigns in such capacity, the "Administrative Agent") for the ratable benefit of the Administrative Agent, the Lenders party to the Credit Agreement referred to below, and the other Holders (as defined in the Credit Agreement). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                               W I T N E S S E T H

                  WHEREAS, Barney's, Inc., Barneys America, Inc., Barneys (CA) Lease Corp., Barneys (NY) Lease Corp., Basco All-American Sportswear Corp., BNY Licensing Corp., and Barneys America (Chicago) Lease Corp. (collectively, the "Borrowers"), the Administrative Agent, the lenders from time to time party thereto (the "Lenders"), and the Administrative Agent have entered into that certain Credit Agreement, dated as of the date hereof (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed, subject to certain conditions precedent, to make certain loans and other financial accommodations to the Borrowers from time to time;

                  WHEREAS, the Guarantor is the sole shareholder of Barney's, Inc. ("Barneys"), one of the Borrowers, and will derive benefits, directly and indirectly, from the loans and other financial accommodations made to the Borrowers pursuant to the Credit Agreement;

                  WHEREAS, the Lenders and the Administrative Agent have required as a condition, among others, to entering into the Credit Agreement, that the Guarantor guarantee the Obligations of the Borrowers;

                  NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Guaranty. (i) For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by the Lenders and the other Holders, the Guarantor unconditionally guarantees for the benefit of the Administrative Agent, the Lenders and the other Holders the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and performance of all the Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against any Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in bankruptcy).

                  (ii) At any time after the occurrence and during the continuance of an Event of Default, the Guarantor shall pay to the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and the other Holders, on demand and in immediately available funds, the full amount of the Obligations. The Guarantor further agrees to pay and reimburse the Administrative Agent, the Lenders and the other Holders for, on demand and in immediately available funds, (a) all reasonable fees, costs and expenses (including, without limitation, all court costs and reasonable attorneys' fees, costs and expenses) paid or incurred by such Person in: (1) endeavoring to collect all or any pan of the Obligations owing to such Person from, or in prosecuting any action against, any Borrower relating to the Credit Agreement, this Guaranty or the transactions contemplated thereby, (2) taking any action with respect to any security or collateral securing such Obligations or the Guarantor's obligations hereunder; and (3) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or the Administrative Agent's rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (b) interest on (1) such Obligations which do not constitute interest, (2) to the extent permitted by applicable law, such Obligations which constitute interest, and (3) the Expenses, from the date of demand under this Guaranty until paid in full in cash at the per annum rate of interest described in Section 4. 01(d) of the Credit Agreement. All payments by the Guarantor shall be made to the Administrative Agent in immediately available funds to an account, designated by the Administrative Agent or at the address set forth herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent, and shall be credited and applied to the Obligations. The Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

                  2. Obligations Unconditional. The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

                  (i) the validity, enforceability, avoidance or subordination of any of the Obligations or any of the Loan Documents;

                  (ii) the absence of any attempt by, or on behalf of, the Administrative Agent, any of the Lenders or any of the other Holders to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any of the Borrowers or any other Person;

                  (iii) the election of any remedy available under the Loan Documents or applicable Requirements of Law by, or on behalf of, the Administrative Agent, any of the Lenders or any of the other Holders with respect to all or any part of the Obligations;

                  (iv) the amendment, waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Administrative Agent, any of the Lenders or any of the other Holders with respect to any provision of any of the Loan Documents;

                  (v) the failure of the Administrative Agent, any of the Lenders or any of the other Holders to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

                  (vi) the election by, or on behalf of, the Administrative Agent, any of the Lenders, or any of the other Holders in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of
Section 1111(b)(2) of the Bankruptcy Code;

                  (vii) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims against the Borrower held by any of the Lenders, the Administrative Agent or any of the other Holders, for repayment of all or any part of the Obligations or any Expenses; or

                  (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower or guarantor of the Obligations.

                  3. Enforcement; Application of Payments. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, the Lenders and/or the other Holders may proceed directly and at once, without notice, against the Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations owing to such Persons, without first proceeding against any Borrower or any other Person, or against any security or collateral for the Obligations. Subject only to the terms and provisions of the Credit Agreement and the Lenders shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Borrowers or any other Person, on account of the Obligations or any other liability of the. Guarantor to the Administrative Agent, any of the Lenders, or any of the other Holders.

                  4. Waivers. (i) The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to the Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on the Borrowers as a condition precedent to the Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) and performance of the Obligations and any other obligations contained herein. The Guarantor further waives a notices of the existence, creation or incurring of new or additional Indebtedness, arising either from additional loans extended to any Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from- the maker, any endorser or any other guarantor of all or any part of the Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of security or collateral given to the Administrative Agent or any of the Lenders to secure payment of all or any part of the Obligations.

                  (ii) The Administrative Agent, the Lenders and/or the other Holders are hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of the Borrowers, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Guaranty, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantor hereunder.

                  5. Representations and Warranties. To induce the Lenders to make the Loans and incur Letter of Credit Obligations under the Credit Agreement, the Guarantor makes the following representations and warranties to the Administrative Agent and each Lender, each and all of which shall survive the execution and delivery of this Guaranty:

                  (a) Organization, Corporate Power and Authority. The Guarantor
(i) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to be so qualified and in good standing shall have or is reasonably likely to have a Material Adverse Effect, and (iii) has all requisite corporate power and authority to own, operate and encumber its Property and to conduct its business as presently conducted and to execute, deliver and perform this Guaranty and each of the Loan Documents to which it is a party.

                  (b) Authorizations. The execution, delivery and performance, as the case may be, of this Guaranty and each other Loan Document to which it is a party and the consummation of the transactions contemplated thereby, have been duly approved by its Board of Directors and such approval has not been rescinded, revoked or modified in any manner. No other corporate action or proceedings on its part is necessary to consummate such transactions.

                  (c) No Conflict. The execution, delivery and performance of the Guaranty and each other Loan Document to which the Guarantor is a party do not and will not (i) conflict with the Constituent Documents of the Guarantor,
(ii) constitute a tortutious interference with any Contractual Obligations of any Person, (iii) conflict with, or result in a breach of, or constitute (With or without notice or lapse of time or both) a default under any Requirement of Law or under any material Contractual Obligation of such member, or require the termination of any material Contractual Obligation, (iv) result in or require the creation or imposition of any Lien whatsoever upon any of its Property or assets, except for Liens created by the Loan Documents or (v) require any approval of the Guarantor's shareholders that has not been obtained.

                  (d) Execution, Delivery and Enforceability. Each of this Guaranty and each other Loan Document to which the Guarantor is a party has been duly executed and delivered by the Guarantor and is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                  (e) Governmental Consents, Etc. The execution, delivery and performance of each Loan Document to which the Guarantor is a party do not and will not require any registration with, consent or approval of or notice to or other action of, with or by any Governmental Authority, except (i) filings, consents or notices which have been made, obtained or given or, in timely manner, shall be made, obtained or given and (ii) filings necessary to perfect the security interest in the Collateral pledged by the Guarantor. The Guarantor is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940, or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated in the Loan Documents, except federal statutes regarding margin rules.

                  (f) Requirements of Law. The Guarantor is in compliance with all Requirements of Law applicable to it and its business, in each case where the failure to so comply individually or in the aggregate shall have or is reasonably likely to have a Material Adverse Effect.

                  (g) Solvency. After giving effect to the transactions contemplated in the Loan Documents and the Loans to be made on the Closing Date and each such other date as Loans requested hereunder are made and the disbursement of the proceeds of such Loans, the Guarantor is Solvent.

                  6. Affirmative Covenants. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement, the Guarantor will:

                  (a) Corporate Existence. Maintain its corporate existence and preserve and keep in full force and effect its rights and franchises material to its business except where the board of directors of the Guarantor determines that the maintenance or preservation of such rights and franchises is not in the best interest of Guarantor and the failure to so maintain or preserve would not have or be reasonably likely to have a Material Adverse Effect.

                  (b) Compliance with Law. Comply with all Requirements of Law and obtain as needed all Permits necessary for the Guarantor's operations and maintain such Permits in good standing, except, in each case, where the failure to do so would not have or be reasonably likely to have a Material Adverse Effect.

                  (c) Inspection of Property; Books and Records; Discussions. Permit any authorized representative(s) designated by the Administrative Agent or any Lender to visit and inspect any of the Properties of the Guarantor, to examine, audit, check and make copies of its financial and accounting records, books, journals, orders, receipts and any correspondence and other data relating to its business or the transactions contemplated hereby and by the other Loan Documents, and to discuss its affairs, finances and accounts with its officers and independent certified public accountants, upon reasonable notice and at such times during normal business hours, as often as may be reasonably requested. All costs and expenses incurred by the Administrative Agent or, after the occurrence and during the continuance of any Event of Default, any Lender, in each case as a result of such inspection, audit or examination conducted pursuant to this
Section 6(c) shall be paid by the Guarantor.

                  7. Negative Covenants. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid or any Lender shall have any Commitment under the Credit Agreement, the Guarantor will not:

                  (a) Business. Enter into or conduct any business or engage in any activity except in connection with (i) the ownership of the capital stock of Barneys and (ii) the performance of its Obligations under the Loan Documents to which it is a party.

                  (b) Liens. Directly or indirectly create, incur assume or suffer to exist any Lien on or with respect to any of its Property except Liens created by or pursuant to the Loan Documents and Customary Permitted Liens and Liens permitted by Section 9.03(vi) of the Credit Agreement.

                  (c) Indebtedness. Directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except in respect of (i) accounts payable on ordinary terms incurred in the ordinary course of the business activities permitted under this Guaranty or (ii) Indebtedness permitted under Section 9.01 of the Credit Agreement.

                  (d) Investments. Directly or indirectly make or own any Investments other than (i) Investments in a Borrower, (ii) Investments in Cash Equivalents, and (iii) Investments otherwise permitted under the Credit Agreement.

                  (e) Accommodation Obligations. Directly or indirectly create or become liable or be liable with respect to any Accommodation Obligation except Accommodation Obligations (i) under the Tax Sharing Agreement and (ii) in respect of Indebtedness permitted under Section 9.01 of the Credit Agreement and other Obligations permitted under Section 9.05 of the Credit Agreement.

                  (f) Restricted Junior Payments. Declare or make any Restricted Payments other than (i) the payment of dividends to the holders of the Preferred Stock so long as no Default or Event of Default has occurred and is continuing prior to and after giving effect thereto and (ii) purchases of the Capital Stock of the Guarantor to the extent permitted under Section 9.06(iv) and 9.06(vi) of the Credit Agreement.

                  (g) Constituent Documents. Amend, modify or otherwise change in any material respect any of the terms or provisions in any of its Constituent Documents as in effect on the Closing Date without the prior written consent of the Requisite Lenders, which consent shall not be unreasonably withheld.

                  (h) Subsidiaries. Create, organize, incorporate or acquire any Subsidiaries other than the Borrowers and any other Subsidiaries permitted under
Section 9.04(vii) of the Credit Agreement.

                  (i) Restrictions on Fundamental Changes. (i) Enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all its business or Property, whether now or hereafter acquired or (ii) enter into any partnership or joint venture.

                  8. Setoff. At any time after all or any part of the Obligations have become due and payable (by acceleration or otherwise), the Lenders or the other Holders may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations owing to such Persons (i) any Indebtedness due or to become due from the Lenders to the Guarantor, and (ii) any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of the Lenders or their respective affiliates.

                  9. Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrowers and any and all other endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that the Administrative Agent and the

Lenders shall have no duty to advise the Guarantor of information known to it regarding such condition or any circumstances. In the event the Administrative Agent or any of the Lenders, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, the Administrative Agent or such Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Administrative Agent or such Lender, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

                  10. No Marshalling; Reinstatement. The Guarantor consents and agrees that none of the Administrative Agent or any of the Lenders or any Person acting for or on behalf of the Administrative Agent shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Obligations. The Guarantor further agrees that, to the extent that the Borrower or any other guarantor of all or any part of the Obligations makes a payment or payments to the Administrative Agent, the Lenders, or the Administrative Agent or any Lender receives any proceeds of Collateral, which payment, payments or proceeds, or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a Borrower, the Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

                  11. Subrogation. Until the Obligations have been paid in full, the Guarantor hereby agrees that it (i) shall have no right of subrogation with respect to such Obligations (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution, and (ii) hereby waives any right to enforce any remedy which the Administrative Agent any of the Lenders now have or may hereafter have against the Borrower, any endorser or any other guarantor of all or any part of the Obligations or any other Person, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent and the Lenders to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrower to the Administrative Agent and the Lenders.

                  12. Subordination. The Guarantor agrees that any and all claims of the Guarantor against the Borrowers, any endorser or other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations. Notwithstanding any right of the Guarantor to ask for, demand, sue for, take or receive any payment from any Borrower, all rights and Liens of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrowers (whether constituting part of the Collateral or otherwise) shall be and hereby are subordinated to the rights of the Administrative Agent or the Lenders in those assets. The Guarantor shall have no night to possession of any such asset or to foreclose upon any such asset, whether by Judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between the Borrowers and the Lenders have been terminated. If all or any part of the assets of the Borrowers, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any Borrower is dissolved or if substantially all of the assets of any Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any Indebtedness of the Borrowers to the Guarantor ("Borrower Indebtedness") shall be paid or delivered directly to the Lenders for application on the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. The Guarantor irrevocably authorizes and empowers the Administrative Agent and each of the Lenders to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of the Guarantor such proofs of claim and take such other action, in the Administrative Agent's or such Lender's own name or in the name of the Guarantor or otherwise, as the Administrative Agent or any Lender may deem necessary or advisable for the enforcement of this Guaranty. After the occurrence and during the continuance of an Event of Default, each Lender may vote, with respect to the Obligations owed to it, such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. After the occurrence and during the continuance of an Event of Default, should any payment, distribution, security or instrument or proceeds thereof be received by the Guarantor upon or with respect to the Borrower Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between the Borrowers and the Lenders, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Administrative Agent and the Lenders, and shall forthwith deliver the same to the Administrative Agent in precisely the form received (accompanied by the endorsement or assignment of the Guarantor where necessary), for application to the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Administrative Agent and the Lenders. After the occurrence and during the continuance of an Event of Default, if the Guarantor fails to make any such endorsement or assignment to the Administrative Agent or the Lenders, the Administrative Agent or the Lenders or any of its officers or employees are hereby irrevocably authorized to make the same. The Guarantor agrees that until the Obligations have been paid in full in cash and the Credit Agreement and the Commitments have been terminated, the Guarantor will not assign or transfer to any Person (other than to the

Administrative Agent or any Borrower) any claim the Guarantor has or may have against any of the Borrowers.

                  13. Enforcement; Amendments; Waivers. No delay on the part of the Administrative Agent or any of the Lenders in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any of the Lenders of any such night or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent or any of the Lenders, except as expressly set forth in a writing duly signed and delivered by the Administrative Agent. Failure by the Administrative Agent, or any of the Lenders at any time or times hereafter to require strict performance by the Borrowers, any other guarantor of all or any part of the Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to the Administrative Agent or any of the Lenders shall not waive, affect or diminish any right of the Administrative Agent or any of the Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Administrative Agent or any of the Lenders, or its agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or the Guarantor, as applicable, specifying such waiver, and is signed by the Administrative Agent. No waiver of any Event of Default by the Lenders shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by the Administrative Agent or any of the Lenders permitted hereunder shall in any way affect or impair the Administrative Agent's or any Lender's rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Administrative Agent and the Lenders shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

                  14. Effectiveness; Termination. This Guaranty shall become effective against the Guarantor upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until the Obligations shall have been fully paid and discharged and the Commitments shall have been terminated. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke its obligations under this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is received by the Administrative Agent. Such notice shall not affect the right and power of the Administrative Agent or any of the Lenders to enforce rights arising prior to receipt thereof by the Administrative Agent and the Lenders. If any of the

Lenders grants loans or takes other action after the Guarantor terminates or revokes its obligations under this Guaranty but before the Administrative Agent receives such written notice, the rights of such Lender with respect thereto shall be the same as if such termination or revocation had not occurred.

                  15. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower or the Guarantor for liquidation or reorganization, should any Borrower or the Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Borrower's or the Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  16. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon the successors and permitted assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns; all references herein to the Borrowers and to the Guarantor shall be deemed to include their respective successors and permitted assigns. The successors and permitted assigns of the Guarantor and the Borrowers shall include, without limitation, their respective receivers, trustees or debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

                  17. Governing Law. This Guaranty shall be construed and enforced and the rights and duties of the parties shall be governed in all respects in accordance with the law of the State of New York.

                  18. Certain Consents and Waivers.

                  (a) Personal Jurisdiction. (i) EACH OF THE ADMINISTRATIVE AGENT AND THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR

RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE ADMINISTRATIVE AGENT AND THE GUARANTOR AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GUARANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                  (ii) THE GUARANTOR AGREES THAT THE ADMINISTRATIVE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH PERSON OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE ADMINISTRATIVE AGENT AND THE LENDERS TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS GUARANTEED HEREBY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR ANY LENDER. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE ADMINISTRATIVE AGENT OR ANY LENDER MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

                  (b) Service of Process. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR'S NOTICE ADDRESS SPECIFIED PURSUANT TO SECTION 21, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF OTHER JURISDICTION.

                  (c) Waiver of Jury Trial. EACH OF THE ADMINISTRATIVE AGENT AND THE GUARANTOR WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ANY OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE GUARANTOR ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT. ANY SUCH PERSON MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  19. Waiver of Bond. The Guarantor waives the posting of any bond otherwise required of the Administrative Agent in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Obligations, to enforce any judgment or other court order entered in favor of the Administrative Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document between the Administrative Agent, and the Guarantor.

                  20. Advice of Counsel. The Guarantor represents and warrants to the Administrative Agent that it has discussed this Guaranty and, specifically, the provisions of Sections 17 through 19 hereof, with the Guarantor's lawyers.

                  21. Notices. Any notice, demand, request or any other communication required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered to the attention of the Guarantor, c/o Barney's, Inc., at the address as provided in Section 13.08 of the Credit Agreement.

                  22. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  23. Collateral. The Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the applicable Loan Documents to which it is a party.

                  24. Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, subsequent oral agreements, between the Guarantor and the Administrative Agent.

                  25. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, this Guaranty has been duly executed as of the day and year first set forth above.


                               BARNEYS NEW YORK, INC.

                               By       /s/ Steven M. Feldman
                                 ------------------------------------------
                                  Name:     Steven M. Feldman
                                  Title:    Executive Vice President and
                                            Chief Financial Officer



Acknowledged and agreed to
as of the 15th day of July, 2002:

GENERAL ELECTRIC CAPITAL CORPORATION,
   as Administrative Agent

By:           /s/ Stephen M. Metivier
   --------------------------------------------------
     Name:        Stephen M. Metivier
     Title:       Vice President